Supplement Dated May 24, 2017 to your Prospectus Dated May 1, 2017

The information in this Supplement relating to the pending liquidation of the BlackRock Global Opportunities V.I. Fund (the “Fund”) is substantially similar to the information in the footnote to the Fund in Appendix I in your Prospectus, with the exception of the timing of the closing and liquidation of the Fund. In addition, this Supplement contains disclosure relating to the addition of a sub-adviser for the Fund.

As disclosed in your May 1, 2017 Prospectus, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. (the “Company”) approved the liquidation of the BlackRock Global Opportunities V.I. Fund, a series of the Company, pursuant to the terms of a Plan of Liquidation.

In addition, on May 9, 2017, the Board approved the appointment of BlackRock International Limited as the sub-adviser of the Fund effective June 12, 2017, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund.

Liquidation
Under the Plan of Liquidation, the Fund is expected to be liquidated at the close of business on or about October 31, 2017 (the “Liquidation Date”). Effective at the close of business on or about the Liquidation Date, any Contract Value allocated to the Fund will be transferred to the Invesco V.I. Government Money Market Fund Sub-Account.

Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective at the close of business on or about October 27, 2017 (the “Closing Date’). You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

If you are enrolled in a Dollar Cost Averaging (DCA) program, an Asset Rebalancing or InvestEase® Program that includes the Fund, you may provide us alternative allocation instructions prior to the Closing Date. If you do not provide alternative allocation instructions prior to the Closing Date, your enrollment will automatically be updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;

If you are invested in an Allocation Model that includes the Fund, the model will be automatically updated on or about the Closing Date to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on or about the Liquidation Date. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to the Liquidation Date.

Upon completion of the termination and liquidation of the Fund, all references to the Fund in the prospectus are deleted.

This Supplement Should Be Retained For Future Reference.

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